Supplement to the
PAS U.S. Opportunity Fidelity Fund of FundsSM
February 28, 2007
Prospectus

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

PAO-07-01 November 6, 2007
1.857350.100

Supplement to the
PAS International Fidelity Fund of FundsSM
February 28, 2007
Prospectus

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

PAI-07-01 November 6, 2007
1.857349.100